UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 21, 2013

Swift Transportation Company

(Exact name of Registrant as specified in charter)

Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 South 75th Avenue, Phoenix, Arizona	85043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 269-9700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported on August 6, 2013, Swift Transportation Company (the “Company” or “Swift”) acquired all the outstanding capital stock of Central Refrigerated Transportation, Inc. (“Central”) in a cash transaction valued at $225 million (the “Acquisition”). Jerry Moyes, Swift’s Chief Executive Officer and controlling stockholder, was the majority stockholder of Central prior to the Acquisition. Given Mr. Moyes’ majority ownership in both Swift and Central, the Acquisition will be accounted for as a combination of entities under common control, which is similar to the pooling of interests accounting method. Under common control accounting, the historical results of Central will be combined with Swift’s.

On October 21, 2013, the Company posted on its website additional historical financial information and operating statistics, which reflects the combination of Swift and Central as if the Acquisition was effective January 1, 2011. These schedules recast the financial information and operating statistics for the quarterly periods ended March 31, 2011 through June 30, 2013. This information may be presented in future filings in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K for applicable comparable periods and is therefore subject to change. A copy of the quarterly historical schedules are attached to this Current Report as Exhibit 99.1 through Exhibit 99.34 and are incorporated herein by reference.

The information in this Current Report is being furnished, not filed, under Item 8.01 in this Current Report on form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 99.1	Consolidating Statement of Operations for the three months ended March 31, 2013, 2012 and 2011 (Unaudited)

Exhibit 99.2	Consolidating Statement of Operations for the three months ended June 30, 2013, 2012 and 2011 (Unaudited)

Exhibit 99.3	Consolidating Statement of Operations for the six months ended June 30, 2013, 2012 and 2011 (Unaudited)

Exhibit 99.4	Consolidating Statement of Operations for the three months ended September 30, 2012 and 2011 (Unaudited)

Exhibit 99.5	Consolidating Statement of Operations for the nine months ended September 30, 2012 and 2011 (Unaudited)

Exhibit 99.6	Consolidating Statement of Operations for the three months ended December 31, 2012 and 2011 (Unaudited)

Exhibit 99.7	Consolidating Statement of Operations for the years ended December 31, 2012 and 2011 (Unaudited)

Exhibit 99.8	Consolidating Adjusted Earnings per Share Reconciliation for the three months ended March 31, 2013, 2012 and 2011 (Unaudited)

Exhibit 99.9	Consolidating Adjusted Earnings per Share Reconciliation for the three months ended June 30, 2013, 2012 and 2011 (Unaudited)

Exhibit 99.10	Consolidating Adjusted Earnings per Share Reconciliation for the six months ended June 30, 2013, 2012 and 2011 (Unaudited)

Exhibit 99.11	Consolidating Adjusted Earnings per Share Reconciliation for the three months ended September 30, 2012 and 2011 (Unaudited)

Exhibit 99.12	Consolidating Adjusted Earnings per Share Reconciliation for the nine months ended September 30, 2012 and 2011 (Unaudited)

Exhibit 99.13	Consolidating Adjusted Earnings per Share Reconciliation for the three months ended December 31, 2012 and 2011 (Unaudited)

Exhibit 99.14	Consolidating Adjusted Earnings per Share Reconciliation for the years ended December 31, 2012 and 2011 (Unaudited)

Exhibit 99.15	Consolidating Adjusted Operating Income and Operating Ratio Reconciliation for the three months ended March 31, 2013, 2012, and 2011 (Unaudited)

Exhibit 99.16	Consolidating Adjusted Operating Income and Operating Ratio Reconciliation for the three months ended June 30, 2013, 2012, and 2011 (Unaudited)

Exhibit 99.17	Consolidating Adjusted Operating Income and Operating Ratio Reconciliation for the six months ended June 30, 2013, 2012, and 2011 (Unaudited)

Exhibit 99.18	Consolidating Adjusted Operating Income and Operating Ratio Reconciliation for the three months ended September 30, 2012, and 2011 (Unaudited)

Exhibit 99.19	Consolidating Adjusted Operating Income and Operating Ratio Reconciliation for the nine months ended September 30, 2012, and 2011 (Unaudited)

Exhibit 99.20	Consolidating Adjusted Operating Income and Operating Ratio Reconciliation for the three months ended December 31, 2012, and 2011 (Unaudited)

Exhibit 99.21	Consolidating Adjusted Operating Income and Operating Ratio Reconciliation for the years ended December 31, 2012, and 2011 (Unaudited)

Exhibit 99.22	Consolidating Adjusted Earnings before Interest, Taxes, Depreciation and Amortization for the three months ended March 31, 2013, 2012, and 2011 (Unaudited)

Exhibit 99.23	Consolidating Adjusted Earnings before Interest, Taxes, Depreciation and Amortization for the three months ended June 30, 2013, 2012, and 2011 (Unaudited)

Exhibit 99.24	Consolidating Adjusted Earnings before Interest, Taxes, Depreciation and Amortization for the six months ended June 30, 2013, 2012, and 2011 (Unaudited)

Exhibit 99.25	Consolidating Adjusted Earnings before Interest, Taxes, Depreciation and Amortization for the three months ended September 30, 2012, and 2011 (Unaudited)

Exhibit 99.26	Consolidating Adjusted Earnings before Interest, Taxes, Depreciation and Amortization for the nine months ended September 30, 2012, and 2011 (Unaudited)

Exhibit 99.27	Consolidating Adjusted Earnings before Interest, Taxes, Depreciation and Amortization for the three months ended December 31, 2012, and 2011 (Unaudited)

Exhibit 99.28	Consolidating Adjusted Earnings before Interest, Taxes, Depreciation and Amortization for the years ended ended December 31, 2012, and 2011 (Unaudited)

Exhibit 99.29	Condensed Consolidating Statement of Cash Flows for the three months ended March 31, 2013, 2012, and 2011 (Unaudited)

Exhibit 99.30	Condensed Consolidating Statement of Cash Flows for the six months ended June 30, 2013, 2012, and 2011 (Unaudited)

Exhibit 99.31	Condensed Consolidating Statement of Cash Flows for the nine months ended September 30, 2012, and 2011 (Unaudited)

Exhibit 99.32	Condensed Consolidating Statement of Cash Flows for the years ended December 31, 2012, and 2011 (Unaudited)

Exhibit 99.33	Consolidating Balance Sheet as of December 31, 2012 (Unaudited)

Exhibit 99.34	Operating Statistics — Central Refrigerated Transportation, Inc. for the three months and years to date ended March 31, 2011 through June 30, 2013 (Unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWIFT TRANSPORTATION COMPANY

By:	/s/ VIRGINIA HENKELS
Name:	VIRGINIA HENKELS
Title:	Executive Vice President and Chief Financial Officer

Dated: October 21, 2013